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                                                                   EXHIBIT 10.34

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT dated as of February 27, 1998 (the "Credit Agreement") by and between

         SYKES ENTERPRISES, INCORPORATED, a Florida corporation (the "Borrower"); and

         NATIONSBANK, N.A., a national banking association existing under the laws of the United States and having offices in Charlotte, North Carolina (the "Bank").

                                    RECITALS:

         A. The Borrower has applied to the Bank for credit facilities in the aggregate amount of $15,000,000.00, to be borrowed for working capital needs, for the refinancing of indebtedness to the Bank, for documentary and standby letters of credit and for foreign exchange transactions.

         B. The Bank is willing to provide such credit facilities for the purposes stated hereinabove based on the terms and conditions set forth in this Credit Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Bank hereby agree as follows:

                                    ARTICLE I
                                   Definitions

         1.01     For the purposes hereof:

                  "Advances" shall have the meaning given to such term in
                  Section 2.01;

                  "Belgian Francs Advances" shall have the meaning given to such term in Section 2.01;

                  "Belgian Francs Note" shall have the meaning given to such term in Section 2.04;

                  "Belgian Subsidiary" means Sykes Holdings of Belgium B.V.B.A;

                  "Credit Documents" means this Credit Agreement, the Notes, the Letter of Credit Applications, the Guaranty Agreements, the Pledge Agreements, and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto ;

                  "Credit Party" means the Borrower, any of the Guarantors or any of the Pledgors;

                  "Deutsche Marks Advances" shall have the meaning given to such term in Section 2.01;

                  "Deutsche Marks Note" shall have the meaning given to such term in Section 2.05;

                  "Dollar Advances" shall have the meaning given to such term in
                  Section 2.01;

                  "Dollar Note" shall have the meaning given to such term in
                  Section 2.09;

                  "Exchange Rate" means, in relation to the purchase of one currency (for purposes of this definition the "first currency") with another currency (for purposes of this definition the "second currency") on a given date, the Bank's spot rate of exchange, for the amount in question, in the London interbank market at or about 11:00 a.m. Charlotte, North Carolina time on such date for the purchase of the first currency with the second currency, for delivery two Business Days later;


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                  "Foreign Currency Notes" shall mean the Krona Note, the
Guilder Note, the Belgian Francs Note, the Deutsche Marks Note, the Pound Sterling Note, the Punts Note and the French Francs Note;

                  "Foreign Subsidiary Borrowers" shall mean the Swedish Subsidiary, the Netherlands Subsidiaries, the Belgian Subsidiary, the German Subsidiary and McQueen,

                  "French Francs Advances" shall have the meaning given to such term in Section 2.01;

                  "French Francs Note" shall have the meaning given to such term in Section 2.08;

                  "German Subsidiary" means Sykes Enterprises GmbH;

                  "Guaranty Agreements" means (i) the Guaranty Agreement executed by the Borrower in favor of the Bank whereby the Borrower guarantees the repayment of the obligations of the Foreign Subsidiary Borrowers to the Bank under the Foreign Currency Notes and (ii) the Guaranty Agreements executed by the Material Subsidiaries of the Borrower in favor of the Bank whereby the Material Subsidiaries guarantee the repayment of the obligations of the Borrower to the Bank under the Credit Documents;

                  "Guilder Advances" shall have the meaning given to such term in Section 2.01;

                  "Guilder Note" shall have the meaning given to such term in
Section 2.03;

                  "Krona Advances" shall have the meaning given to such term in
Section 2.01;

                  "Krona Note" shall have the meaning given to such term in
Section 2.02;

                  "Letter of Credit Applications" shall have the meaning given to such term in Section 2.13 hereof;

                  "Letter of Credit Obligations" shall have the meaning given to such term in Section 2.13 hereof;

                  "Letters of Credit" shall have the meaning given to such term in Section 2.13 hereof;

                  "McQueen" means McQueen International Limited.

                  "Netherlands Subsidiaries" means Sykes Enterprises Incorporated Holdings BV and Sykes Enterprises Incorporated BV;

                  "Notes" means a collective reference to the Dollar Note and the Foreign Currency Notes;

                  "Pledge Agreements" means any pledge agreements entered into in accordance with the provisions of Section 4.02, in each case as amended and modified, to secure on a pari passu basis the obligations owing under this Credit Agreement and the Indebtedness under the Syndicated Credit Agreement;

                  "Pledgors" means the Persons executing Pledge Agreements pursuant to Section 7.11;

                  "Pound   Sterling Advances" shall have the meaning given to
such term in Section 2.01;

                  "Pound   Sterling Note" shall have the meaning given to such
term in Section 2.06;

                  "Punts   Advances" shall have the meaning given to such term
in Section 2.01;

                  "Punts   Note" shall have the meaning given to such term in
Section 2.07;

                  "Revolving Loan Committed Amount" shall have the meaning given to such term in Section 2.01 hereof;


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                  "Swedish Subsidiary" means Datasvar Support AB, Stockholm,
Sweden;

                  "Syndicated Credit Agreement" means that certain Credit Agreement, dated as of February 27, 1998, by and among the Borrower, the lenders parties thereto and NationsBank, N.A., as agent for such lenders, together with all amendments and modifications thereto and replacements therefor;

                  "Termination Date" means February 27, 2001.

         1.02 Capitalized terms used herein and not otherwise defined herein shall have their respective meanings as set forth in the Syndicated Credit Agreement.

                                   ARTICLE II
                                Credit Extensions

         2.01 The Bank agrees, on the terms herein set forth, to make revolving loan advances (the "Advances") from time to time during the period from the date hereof to the Termination Date in an amount equal to $15,000,000 (or such higher amount as the parties hereto may from time to time agree) (the "Revolving Loan Committed Amount"). The Bank agrees that a portion of the Advances shall be available to (a) the Swedish Subsidiary in Krona (the "Krona Advances") in an aggregate amount up to 14,000,000 Krona at any time outstanding, (b) the Netherlands Subsidiaries in Guilder (the "Guilder Advances") in an aggregate amount up to 4,000,000 Guilder, (c) the Belgian Subsidiary in Belgian Francs (the "Belgian Franc Advances") in an aggregate amount up to 1,000,0000 Belgian Francs, (d) the German Subsidiary in Deutsche Marks (the "Deutsche Marks Advances") in an aggregate amount up to 2,500,000 Deutsche Marks, (e) the McQueen in British Pound Sterling (the "Pound Sterling Advances") in an aggregate amount up to 5,000,000 British Pound Sterling, (f) McQueen in Punts (the "Punts Advances") in an aggregate amount up to 800,000 Punts and (g) McQueen in French Francs (the "French Francs Advances") in an aggregate amount up to 20,000,000 French Francs. The Bank agrees that the remaining portion of the Advances shall be available to the Borrower in U.S. dollars (the "Dollar Advances"). Within the limits set forth herein and in the Foreign Currency Notes and the Dollar Note, the Bank shall make Advances, accept payments and prepayments pursuant to the terms hereof and readvance any amount so paid or prepaid.

         2.02 The Krona Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Promissory Note dated February 27, 1998 executed by the Swedish Subsidiary in favor of the Bank in the original principal amount of up to 14,000,000 Krona (the "Krona Note"), the terms of which are incorporated herein by reference.

         2.03 The Guilder Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Promissory Note dated February 27, 1998 executed by the Netherlands Subsidiaries in favor of the Bank in the original principal amount of up to 5,000,000 Guilder (the "Guilder Note"), the terms of which are incorporated herein by reference.

         2.04 The Belgian Francs Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Promissory Note dated February 27, 1998 executed by the Belgian Subsidiary in favor of the Bank in the original principal amount of up to 5,000,000 Belgian Francs (the "Belgian Francs Note"), the terms of which are incorporated herein by reference.

         2.05 The Deutsche Marks Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Promissory Note dated February 27, 1998 executed by the German Subsidiary in favor of the Bank in the original principal amount of up to 5,000,000 Deutsche Marks (the "Deutsche Marks Note"), the terms of which are incorporated herein by reference.

         2.06 The Pound Sterling Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Promissory Note dated February 27, 1998 executed by McQueen in favor of the Bank in the original principal amount of up to 5,000,000 Pounds Sterling (the "Pound Sterling Note"), the terms of which are incorporated herein by reference.


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         2.07     The Punts Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Promissory Note dated February 27, 1998 executed by McQueen in favor of the Bank in the original principal amount of up to 800,000 Punts (the "Punts Note"), the terms of which are incorporated herein by reference.

         2.08 The French Franc Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Promissory Note dated February 27, 1998 executed by McQueen in favor of the Bank in the original principal amount of up to 20,000,000 French Francs (the "French Francs Note"), the terms of which are incorporated herein by reference.

         2.09 The Dollar Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Promissory Note of even date herewith executed by the Borrower in favor of the Bank in the original principal amount of up to $15,000,000 (the "Dollar Note"), the terms of which are incorporated herein by reference.

         2.10 If the U.S. dollar equivalent of the outstanding principal balance of the Foreign Currency Notes (based upon the most recently available Exchange Rate) plus the outstanding principal balance of the Dollar Note plus the U.S. dollar equivalent of the then outstanding Letter of Credit Obligations plus the U.S. dollar equivalent of the aggregate amount of foreign exchange contracts margined at 15% of their U.S. dollar value shall at any time exceed U.S. $15,000,000, the Borrower shall within two Business Days after receiving notice thereof from the Bank make a repayment to the Bank for purposes of eliminating such excess, with such repayment to be applied first to the Dollar Note and then to the Foreign Currency Notes (pro rata based on outstandings) to the extent of any surplus payment amount. The Borrower agrees to deliver to the Bank within 15 days after the end of each month in which Advances are outstanding a certificate signed by its chief financial officer setting forth as of the last day of such month (i) the U.S. dollar equivalent of the outstanding principal balance of the Foreign Currency Notes (based upon the Exchange Rate as of the last day of such month), (ii) the outstanding principal balance of the Dollar Note, (iii) the U.S. dollar equivalent of the outstanding Letter of Credit Obligations (based upon the Exchange Rate as of the last day of such month), (iv) the U.S. dollar equivalent of the aggregate amount of foreign exchange contracts margined at 15% of their U.S. dollar value (based upon the Exchange Rate as of the last day of such month), (v) the sum of items (i), (ii),
(iii) and (iv) above and (vi) and the difference between the Revolving Loan Committed Amount and the sum of items (i), (ii), (iii) and (iv) above.

         2.11 The obligation of the Bank to make any Advance or to issue any Letter of Credit shall be subject to the satisfaction of the following conditions:

                  (a)      the representations and warranties set forth in
         Article III hereof shall be true and correct in all material respects as of the day of the making of such Advance or the issuance of such Letter of Credit, except to the extent any such representation or warranty relates to a prior date;

                  (b) at the time of the making of and immediately after the making of such Advance or the issuance of such Letter of Credit there shall have occurred or be continuing no Event of Default, or event which upon notice or lapse of time or both would constitute an Event of Default; and

                  (c) immediately after the making of such Advance or the issuance of such Letter of Credit, the sum of the U.S. dollar equivalent of the outstanding principal balance of the Foreign Currency Notes (based upon the most recently available Exchange Rate) plus the outstanding principal balance of the Dollar Note plus the U.S. dollar equivalent of the then outstanding Letter of Credit Obligations (based upon the most recently available Exchange Rate) plus the U.S. dollar equivalent of the aggregate amount of foreign exchange contracts margined at 15% of their U.S. dollar value (based upon the most recently available Exchange Rate) shall not exceed U.S. $15,000,000.

Each Advance made at the request of the Borrower or any Foreign Subsidiary Borrower, as the case may be, hereunder shall be deemed to be a reaffirmation on the date of such Advance as to the matters specified in subsections (a) and (b) hereof.


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         2.12     The Borrower shall have the right from time to time to
voluntarily reduce the Revolving Loan Committed Amount; provided, however, if upon such reduction the U.S. dollar equivalent of the outstanding principal balance of the Foreign Currency Notes (based upon the most recently available Exchange Rate) plus the outstanding principal balance of the Dollar Note plus the U.S. dollar equivalent of the then outstanding Letter of Credit Obligations (based upon the most recently available Exchange Rate) plus the U.S. dollar equivalent of the aggregate amount of foreign exchange contracts margined at 15% of their U.S. dollar value (based upon the most recently available Exchange
Rate) shall exceed such reduced Revolving Loan Committed Amount, the Borrower shall make a repayment to the Bank for purposes of eliminating such excess, with such repayment to be applied first to the Dollar Note and then to the Foreign Currency Notes (based on outstandings), to the extent of any surplus payment amount.

         2.13 The Bank also agrees to issue standby and documentary letters of credit (the "Letters of Credit"), in U.S. dollars or in any of the applicable currencies under the Foreign Currency Notes, on the application of the Borrower from time to time in accordance with the following terms and conditions:

                  (a) the Borrower will execute a letter of credit application on the Bank's standard form in connection with the issuance of each Letter of Credit (hereinafter the "Letter of Credit Applications");

                  (b) The form of each Letter of Credit must be satisfactory to the Bank in its reasonable discretion;

                  (c) No Letter of Credit shall have a term in excess of one year;

                  (d) No Letter of Credit shall have an expiration date more than six months beyond the Termination Date;

                  (e) The U.S. dollar equivalent of the aggregate undrawn amounts of the Letters of Credit at any time outstanding plus the U.S. dollar equivalent of the outstanding principal amount of amounts drawn under the Letters of Credit and not reimbursed by the Borrower (the "Letter of Credit Obligations") plus the outstanding principal balance of the Dollar Advances plus the U.S. dollar equivalent of the Foreign Currency Notes (based upon the most recently available Exchange Rate) plus the U.S. dollar equivalent of the aggregate amount of foreign exchange contracts margined at 15% of their U.S. dollar value (based upon the most recently available Exchange Rate) shall not exceed U.S. $15,000,000;

                  (f) The Bank is authorized to reimburse itself for amounts drawn under the Letters of Credit by disbursing directly to itself proceeds of the Dollar Advances;

                  (g) Amounts drawn under the Letters of Credit shall be payable in accordance with the terms of the Letter of Credit Applications;

                  (h) If the expiration date of any Letter of Credit extends beyond the Termination Date, the Borrower shall pay to the Bank on the Termination Date an amount equal to the U.S. dollar equivalent of the then outstanding Letter of Credit Obligations with respect to such Letter of Credit to be held in an interest bearing cash collateral account in the name of the Borrower as security for the reimbursement obligations which thereafter may arise on account of subsequent drawings or payments on any such Letter of Credit;

                  (i) The Borrower shall pay the Bank a 1% per annum fee on the undrawn amount of each standby Letter of Credit, such fee to be payable quarterly in arrears. The Borrower shall pay the Bank the standard fees of the Bank upon the issuance of any documentary Letter of Credit;

                  (j) If at any time after the date hereof, and from time to time, the Bank reasonably determines that the adoption or modification of any applicable law, rule or regulation regarding taxation, the Bank's required levels of reserves, deposits, insurance or capital (including any allocation of capital requirements or conditions), or similar requirements, or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation, administration or compliance of the Bank with any of such requirements, has or would have the effect of (i) increasing the Bank's costs relating to the Letters of Credit hereunder, or (ii) reducing the yield or rate of return of the Bank on the Letters of Credit hereunder, to a level below that which the Bank could have achieved but for the adoption or modification of any such requirements, the Borrower shall, within 15 days of any written request (which request shall state in reasonable detail the basis therefor) by the Bank, pay to the Bank such additional amounts as will compensate the Bank for such increase in costs or reduction in yield or rate of return of the Bank. No failure by the Bank to immediately demand payment of any additional amounts payable hereunder shall constitute a waiver of the Bank's right to demand payment of such amounts at any subsequent time. Nothing herein contained shall be construed or so operate as to require the Borrower to pay any interest, fees, costs or charges greater than is permitted by applicable law.

                                   ARTICLE III
                         Representations and Warranties

         The Borrower hereby represents and warrants to the Bank that:

         3.01     Corporate Power; Authorization; Enforceable Obligations .

         Each of the Credit Parties has full power and authority and the legal right to make, deliver and perform the Credit Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Credit Documents to which it is party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery or performance of any Credit Document by the Credit Parties (other than those which have been obtained,) or with the validity or enforceability of any Credit Document against the Credit Parties (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents). Each Credit Document to which the Credit Parties are a party has been duly executed and delivered on behalf of such Credit Parties. Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of such Credit Parties enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         3.02     No Legal Bar; No Default.

         The execution, delivery and performance of the Credit Documents, the borrowings thereunder and the use of the Advances and the Letters of Credit will not violate any Requirement of Law or any Contractual Obligation of any member of the Consolidated Group (except those as to which waivers or consents have been obtained), and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens arising under or contemplated in connection with the Credit Documents. No member of the Consolidated Group is in default under or with respect to any of its Contractual Obligations in any respect which would reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         3.03     Federal Regulations.

         No part of the proceeds of any Advances or Letter of Credit hereunder will be used directly or indirectly for any purpose which violates, or which would be inconsistent with, the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No member of the Consolidated Group owns "margin stock" except as identified in the financial statements referred to in Section 6.1 of the Syndicated Credit Agreement and the aggregate value of all "margin stock" owned by each member of the Consolidated Group does not exceed 25% of the value of its assets.

         3.04     Purpose of Extensions of Credit.

         The Advances will be used to support the Borrower's needs for general working capital, letters of credit and foreign exchange transactions.


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         3.05     Incorporated Representations and Warranties.

         The representations and warranties contained in Sections 6.1, 6.2, 6.3, 6.6, 6.7, 6.9, 6.10, 6.12, 6.13, 6.14 and 6.15 of the Syndicated Credit
Agreement, as in effect as of the date hereof (the "Incorporated Representations"), are hereby incorporated by reference and shall be binding on the Borrower as if set forth fully herein. The incorporation by reference to the Syndicated Credit Agreement of the Incorporated Representations pursuant to this
Section 3.05 shall survive the termination of the Syndicated Credit Agreement. For purposes of the incorporation of the Incorporated Representations pursuant to this Section 3.05, all references in the Incorporated Representations to "the Agent", "a Lender", "the Lenders" or "the Required Lenders" shall be deemed to refer to the Bank, all references in the Incorporated Representations to the "Credit Agreement", or any similar references, shall be deemed to refer to this Credit Agreement, all references in the Incorporated Representations to a "Note" or the "Notes" shall be deemed to refer to one or more of the Notes as defined in Section 1.01 hereof and all references in the Incorporated Representations to a "Credit Document" or the "Credit Documents", or any similar references, shall be deemed to refer to one or more of the Credit Documents as defined in Section
1.01 hereof.

                                   ARTICLE IV
                                    Covenants

         The Borrower covenants and agrees that from the date hereof and until payment in full of all principal and interest on the Notes and the Letter of Credit Obligations and until the Bank's obligation to extend credit hereunder has been terminated, the Borrower hereby agrees as follows:

         4.01     Incorporated Covenants.

         The affirmative and negative covenants contained in Sections 7.1 through 7.9 and Sections 8.1 through 8.9 of the Syndicated Credit Agreement, as in effect as of the date hereof (the "Incorporated Covenants"), are hereby incorporated by reference and shall be binding on the Borrower as if set forth fully herein. The incorporation by reference to the Syndicated Credit Agreement of the Incorporated Covenants pursuant to this Section 4.01 shall survive the termination of the Syndicated Credit Agreement. For purposes of the incorporation of the Incorporated Covenants pursuant to this Section 4.01, all references in the Incorporated Covenants to "the Agent", "a Lender", "the Lenders" or "the Required Lenders" shall be deemed to refer to the Bank, all references in the Incorporated Covenants to the "Credit Agreement", or any similar references, shall be deemed to refer to this Credit Agreement, all references in the Incorporated Covenants to a "Note" or the "Notes" shall be deemed to refer to one or more of the Notes was defined in Section 1.01 hereof , all references in the Incorporated Covenants to a "Credit Document" or the "Credit Documents", or any similar references, shall be deemed to refer to one or more of the Credit Documents as defined in Section 1.01 hereof and Section 8.1(g) shall refer to the Indebtedness under the Syndicated Credit Agreement .

         4.02     Additional Guaranties and Stock Pledges.

         If a Subsidiary of the Borrower becomes a Material Subsidiary, then the Borrower will promptly notify the Bank thereof and cause such Material Subsidiary to:

                  (a) execute a guaranty agreement in a form reasonably satisfactory to the Bank (or in lieu thereof with respect to any Foreign Subsidiary which is a Material Subsidiary, the Borrower may deliver stock certificates and related pledge agreement evidencing the pledge of 66% of the Voting Stock of such Foreign Subsidiary, together, with undated stock transfer powers executed in blank, such pledge agreement to secure on a pari passu basis the obligations of the Credit Parties under the Credit Documents and the Indebtedness under the Syndicated Credit Agreement); and

                  (b) deliver such supporting resolutions, incumbency certificates, corporate formation and organizational documentation and opinions of counsel as the Bank may reasonably request.

         4.03 Banking Relationship. The Borrower shall maintain a primary banking relationship with the Bank.

                                    ARTICLE V
                       Events of Default and Acceleration

         5.01     Events of Default.

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

                  (a)      Payment.  Any Credit Party shall

                                    (i)     default in the payment when due of
                  any principal of any of the Notes or any of the Letter of Credit Applications,

                  or

                                    (ii)     default, and such defaults shall
                  continue for five (5) or more Business Days, in the payment when due of any interest on the Notes, or of any fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

                  (b) Representations. Any representation, warranty or statement made or deemed to be made herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

                  (c)      Covenants.

                                    (i)      A default in the due performance or
                  observance of any term, covenant or agreement contained in
                  Section 7.2, 7.3(a), 7.9, or 8.1 through 8.9, inclusive of the Incorporated Covenants or Section 4.2 hereof, or

                                    (ii)     A default in the due performance or
                  observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) of this Section 5.01) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Agent; or

                  (d) Other Credit Documents. (i) Any Credit Party shall default in the due performance or observance of any material term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any), or (ii) except as to the Credit Party which is dissolved, released or merged or consolidated out of existence as the result of or in connection with a dissolution, merger or disposition permitted by Section 8.3(a), Section 8.3(b) or
         Section 8.3(c) of the Incorporated Covenants, any Credit Document shall fail to be in full force and effect or to give the Bank any material part of the Liens, rights, powers and privileges purported to be created thereby; or

                  (e) Guaranties. Except as to the Credit Party which is dissolved, released or merged or consolidated out of existence as the result of or in connection with a dissolution, merger or disposition permitted by Section 8.3(a), Section 8.3(b) or Section 8.3(c) of the Incorporated Covenants, the guaranty given by any Guarantor hereunder or any material provision thereof shall cease to be in full force and effect, or any Guarantor hereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty; or

                  (f) Incorporated Events of Default. The occurrence of an "Event of Default" under and as defined in the Syndicated Credit Agreement, as in effect as of the date hereof which "Events of Default" (the "Incorporated Events of Default") are hereby incorporated by reference and shall be binding on the

         Borrower as if set forth fully herein. The incorporation by reference to the Syndicated Credit Agreement of the Incorporated Events of Default shall survive the termination of the Syndicated Credit Agreement. For purposes of the incorporation of the Incorporated Covenants pursuant to this Section 6.1(f), all references in the Incorporated Events of Default to "the Agent", "a Lender", "the Lenders" or "the Required Lenders" shall be deemed to refer to the Bank, all references in the Incorporated Events of Default to the "Credit Agreement", or any similar references, shall be deemed to refer to this Credit Agreement, all references in the Incorporated Default to a "Note" or the "Notes" shall be deemed to refer to one or more of the Notes as defined in Section 1.01 hereof and all references in the Incorporated Events of Default to a "Credit Document" or the "Credit Documents", or any similar references, shall be deemed to refer to one or more of the Credit Documents as defined in Section 1.01 hereof.

         5.02 Upon the occurrence of any such event of default (taking into account applicable grace periods, if any, as provided in Section 5.01 hereof) and unless the Bank agrees to waive in writing such an event of default:

                  (a) the Bank's commitment to make Advances shall terminate and all of the indebtedness of any and every kind owing by the Borrower to the Bank or any corporate affiliate of the Bank shall become due and payable upon written notice to the Borrower (other than an Event of Default described in Section 9.1(f) of the Incorporated Events of Default in which case the Bank's commitment to make Advances shall automatically terminate and such indebtedness shall become due and payable immediately without necessity of written demand) without the necessity of any other demand, presentment, protest or notice upon the Borrower, all of which are hereby expressly waived by the Borrower;

                  (b) all of the obligations of the Borrower under the Credit Documents shall thereupon be immediately due and payable without the necessity of any other demand, presentment, protest or notice upon the Borrower, all of which are hereby expressly waived by the Borrower;

                  (c) the Bank shall have the right, immediately and without further action by it, to set-off against the Notes and the Guaranty Agreement all money owed by the Bank in any capacity to any Borrower, whether or not due, and the Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such event of default even though such charge is made or entered on the books of the Bank subsequent thereto; and

                  (d) the Bank may demand, and the Borrower shall immediately pay to the Bank upon such demand, cash in an amount equal to the then outstanding Letter of Credit Obligations and foreign exchange contract obligations of the Borrower to the Bank which will be held in an interest bearing cash collateral account in the name of the Borrower and under the dominion and control of the Bank as additional security for the reimbursement obligations which may thereafter arise on account of subsequent drawings or payments under the Letters of Credit or such foreign exchange contracts.

                                   ARTICLE VI
                                  Miscellaneous

         6.01 Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party at the address set forth below or such other address as such party shall specify to the other party in writing, or if sent prepaid by certified or registered mail or by telegram or telex (where the receipt of such message is verified by return) on the third Business Day after the day on which mailed (or sent), addressed to such party at said address:

                  (a)      if to any Borrower at the following address:

                           c/o Sykes Enterprises, Incorporated
                           100 North Tampa Street
                           Suite 3900
                           Tampa, Florida  33602
                           Attention:  Scott J. Bendert, Senior Vice President-
                                       Finance, Treasurer and Chief Financial
                                       Officer

                  (b)      if to the Bank:

                           NationsBank, N.A.
                           NationsBank Plaza, NC1-002-03-10
                           Charlotte, North Carolina  28255
                           Attention:  William A. Serenius,
                                       Sr. Vice President

         6.02 No failure or delay on the part of the Bank in the exercise of any right, power or privilege hereunder or under any other Credit Document shall operate as a waiver of any such right, power or privilege nor shall any preclude any other or further exercise thereof. The rights and remedies herein provided are cumulative and not exclusive or any rights or remedies provided by law.

         6.03 All covenants, agreements, representations and warranties made herein and in the other Credit Documents shall survive the making by the Bank of the loans herein contemplated and the execution and delivery to the Bank of the Credit Documents and shall continue in full force and effect so long as any of the indebtedness of the Borrower to the Bank or any obligations of the Borrower to the Bank remain outstanding and unpaid. Whenever in this Credit Agreement, any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in the Credit Documents or this Credit Agreement shall inure to the benefit of the successors and assigns of the Bank.

         6.04 Subject to previously agreed upon limits, the Borrower agrees to pay the costs and expenses of the Bank (including reasonable attorneys' fees) in connection with the preparation, execution and delivery of the Credit Documents and all other documents necessary to consummate the transactions contemplated by the commitment letter of the Bank to the Borrower. The Borrower also agrees to pay the costs and expenses of the Bank in connection with the enforcement of the Credit Documents and this Credit Agreement, as well as any actual filing and recording fees and stamp and other taxes with respect thereto.

         6.05 No approval required by the Bank ("Approval") hereunder nor any modification, amendment or waiver ("Waiver") of any provision of this Credit Agreement or any other Credit Document, nor any consent to any departure by the Borrower therefrom ("Consent") shall in any event be effective unless the same shall be delivered in accordance with the provisions of Section 7.01 hereof, and then such Approval, Waiver or Consent shall be effective only in the specific instance and for the purpose for which given, but any such Approval, Waiver or Consent when so signed shall be effective and binding upon the Bank. Notice to or demand on the Borrower in any case shall not entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

         6.06 Interest, fees and premiums hereunder shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days in the interest period unless any promissory note for foreign currency borrowings contains a contrary calculation.

         6.07 Should any installment or other payment of the principal of or interest on any Note become due and payable on other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day thereafter and in the case of an installment of principal, interest shall be payable thereon at the rate per annum herein specified during such extension.

         6.08 This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart.

         6.09 The terms hereof shall extend to any subsequent holder of the Notes and the Guaranty Agreement.

         6.10 The term of this Credit Agreement shall be until payment in full of all sums payable by the Borrower hereunder, under the Notes, or otherwise payable to the Bank, howsoever evidenced, whichever is later.

         6.11 All documents executed pursuant to the transactions contemplated herein, including without limitation this Credit Agreement and each of the Notes, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of North Carolina. The Borrower hereby submits to the jurisdiction and venue of the state and federal courts of North Carolina for the purposes of resolving disputes hereunder or for the purposes of collection.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed under seal by their duly authorized officers in Charlotte, North Carolina at the offices of the Bank as of the day and year first above written.


                                  SYKES ENTERPRISES, INCORPORATED

                                  By
                                    --------------------------------------------
                                    Scott J. Bendert
                                    Senior Vice President-Finance, Treasurer and
                                    Chief Financial Officer


                                  NATIONSBANK, N.A.


                                  By:
                                     ------------------------------------------
                                     William A. Serenius
                                     Senior Vice President

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of October ___, 1998, between Sykes Enterprises, Incorporated (the "Borrower") and its subsidiaries listed on the signature page and NationsBank, N.A. (the "Bank").

                                    RECITALS

         The Borrower and the Bank have entered into a Credit Agreement dated as of February 27, 1998 (the "Agreement") pursuant to which the Bank extended a credit facility in the amount of $15,000,000.00 to be borrowed for working capital needs, for the refinancing of indebtedness to the Bank, for documentary and standby letters of credit and for foreign exchange transactions (the "Loan").

         The obligation of the Borrower under the Credit Agreement is evidenced by a note in the amount of $15,000,000 executed by Sykes Enterprises, Incorporated in favor of Bank and the Foreign Currency Notes dated as of February 27, 1998 executed by the Borrower's subsidiaries in favor of Bank.

         The Borrower and the Bank wish to amend certain terms of the Agreement and the Foreign Currency Notes as herein provided.

         NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

         Section 1. Definitions. Unless otherwise defined herein, terms defined in the Agreement shall have the same meanings when used herein.

         Section 2. Amendments. Effective as provided in Section 3 hereof and subject to the provisions of Section 3 hereof, the Agreement and the Foreign Currency Notes are hereby amended as follows:

A new Section 2.10 is added to the Agreement as follows:

         2.10 (a) If, as a result of the implementation of the European economic and monetary union ("EMU"), (i) any currency available for borrowing under this Credit Agreement (a "national currency") ceases to be lawful currency of the state issuing the same and is replaced by a European single or common currency (the "Euro") or (ii) any national currency and the Euro are at the same time both recognized by the central bank or comparable governmental authority of the state issuing such currency as lawful currency of such state, then any amount payable hereunder by any party hereto in such national currency (including, without limitation, any Advance to be made under this Credit Agreement) shall instead be payable in the Euro and the amount so payable shall be determined by redenominating or converting such amount into the Euro at the exchange rate officially fixed by the European Central Bank for the purpose of implementing the EMU, provided that to the extent any EMU legislation provides than an amount denominated either in the Euro or in the applicable national currency can be paid either in Euros or in the applicable national currency, each party to this Credit Agreement shall be entitled to pay or repay such amount in Euros or in the applicable national currency. Prior to the occurrence of the event or events described in clause (i) or (ii) of the preceding sentence, each amount payable hereunder in any such national currency will, except as otherwise provided herein, continue to be payable only in that national currency.

         (b) Borrower shall from time to time, at the request of the Bank, pay to the Bank for the account of the Bank the amount of any cost or increased cost incurred by, or of any reduction in the amount payable to or in the effective return on its capital to, or of interest, or other return foregone by, the Bank or any holding company of the Bank as a result of the introduction of, changeover to or operation of the Euro in any applicable state.

         (c) In addition, this Credit Agreement and the Foreign Currency Notes (including, without limitation, the definition of Adjusted LIBOR
         Rate) will be amended to the extent determined by the Bank (acting reasonably and in consultation with the Borrower) to be necessary to reflect such implementation of the

         EMU and change in currency and to the Bank and the Borrower in the same position, so far as possible, that they would have been in if such implementation and change in currency had not occurred. Except as provided in the foregoing provisions of this Section, no such implementation or change in such currency nor any economic consequences resulting therefrom shall (i) give rise to any right to terminate prematurely, contest, cancel, rescind, alter, modify or renegotiate the provisions of this Credit Agreement or (ii) discharge, excuse or otherwise affect the performance of any obligations of the borrower under this Credit Agreement, the Foreign Currency Notes or other Credit Documents.


         Section 3. Effective Date. The amendments to the Agreement and the Foreign Currency Notes set forth in Section 2 hereof shall be effective and binding on all the parties on and as of October 29, 1998 (the "Effective Date"), provided that the following conditions precedent have been satisfied on such date:

                  (a) The Bank shall have received one or more counterparts of this First Amendment to Credit Agreement executed by each of the parties hereto.

                  (b) All legal matters incident to this First Amendment to Credit Agreement shall be satisfactory to counsel for the Bank.


         Section 4. Representations, Etc. The Borrower represents covenants and warrants to the Bank that (i) as of the date hereof no Event of Default has occurred and is continuing and no status or condition exists which with the giving of notice or the passage of time or both would constitute an Event of Default; and (ii) the representations and warranties contained in the Agreement an amended hereby, with each reference to "this Credit Agreement", "hereto", "hereof", and terms of similar import taken as a reference to the Agreement as amended hereby.


         Section 5.        Agreement.

                  (a) Except as specifically amended hereby, the Agreement and Foreign Currency Notes shall remain unchanged and continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.

                  (b) This First Amendment to Credit Agreement (i) is limited precisely as specified herein and does not constitute nor shall it be deemed to constitute a modification, acceptance of waiver of any other provision of the Agreement, the Foreign Currency Notes or any document, instruments, certificates, notes, bonds or agreements delivered in connection therewith and
(iii) shall not prejudice or be deemed to prejudice any right(s) the Bank may now have or may in the future have under or in connection with the Agreement, the Foreign Currency Notes or any documents, instruments, certificates, notes, bonds or agreements executed in connection therewith.


         Section 6. Applicable Law. This First Amendment to Credit Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         Section 7. Counterparts. This First Amendment to Credit Agreement may be executed in any number of counterparts, all of which taken together will constitute one agreement, and any of the parties hereto may execute this First Amendment to Credit Agreement by signing any such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused to this First Amendment to Credit Agreement be duly executed as of the day and year first above written.

SYKES ENTERPRISES, INCORPORATED             NATIONSBANK, N.A.

By:                                         By:
   -----------------------------               ---------------------------------

Title:                                      Title:
      --------------------------               ---------------------------------

DATASVAR SUPPORT AB,
STOCKHOLM, SWEDEN

By:
   -----------------------------

Title:
      --------------------------


SYKES ENTERPRISES GmbH

By:
   -----------------------------

Title:
      --------------------------


SYKES ENTERPRISES, INCORPORATED
HOLDINGS BV

By:
   -----------------------------

Title:
      --------------------------


SYKES ENTERPRISES, INCORPORATED BV

By:
   -----------------------------

Title:
      --------------------------

MCQUEEN INTERNATIONAL LIMITED

By:
   -----------------------------

Title:
      --------------------------


SYKES HOLDINGS OF BELGIUM B.V.B.A.

By:
   -----------------------------

Title:
      --------------------------

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT AGREEMENT (this "Amendment No. 2"), dated as of January 18, 2000, is by and among SYKES ENTERPRISES, INCORPORATED, a Florida corporation (the "Borrower"), the subsidiaries of the Borrower listed on the signature pages hereto and BANK OF AMERICA, N.A., a national banking association formerly known as NationsBank, N.A. (the "Bank").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Bank are parties to that certain Credit Agreement, dated as of February 27, 1998, as amended by a First Amendment to Credit Agreement dated as of October 1998 (the "Existing Credit Agreement"); and

         WHEREAS, the Borrower and the Bank have agreed to amend the Existing Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 2, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

         "Amendment No. 2 Effective Date" is defined in Subpart 3.1.

         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 2, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective as of the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement, the Notes and the other Credit Documents shall continue in full force and effect.

         SUBPART 2.1 Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended by inserting, in the alphabetically appropriate place, the following definition:

                  "Amendment No. 3 to Syndicated Credit Agreement" means that certain Amendment No. 3 to Credit Agreement, dated as of January 18, 2000, among the Borrower, the guarantors party thereto, the lenders party thereto and the Bank, as Agent, amending the Syndicated Credit Agreement as then in effect.

         SUBPART 2.2 Amendment to Section 4.01. Section 4.01 is amended by replacing the first sentence thereof with the following:

                  The affirmative and negative covenants contained in Sections
         7.1 through 7.9 and Sections 8.1 through 8.9 of the Syndicated Credit Agreement, as existing after giving effect to Amendment No. 3 to Syndicated Credit Agreement and any subsequent amendment to the Syndicated Credit Agreement which the Bank, acting in its capacity as the lender hereunder, has approved in a writing referring to this Credit Agreement (the "Incorporated Covenants"), are hereby incorporated by reference and shall be binding on the Borrower as if set forth fully herein.


                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. Amendment No. 2 Effective Date. This Amendment shall be and become effective as of January 18, 2000 (the "Amendment No. 2 Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied, and thereafter, this Amendment No. 2 shall be known, and may be referred to, as "Amendment No. 2."

                  SUBPART 3.1.1. Execution of Counterparts. The Bank shall have received (including by telecopy) counterparts of this Amendment No. 2 which shall have been duly executed on behalf of the Borrower, the subsidiaries of the Borrower listed on the signature pages hereto and the Bank.

                  SUBPART 3.1.2. Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Bank and its counsel prior to or by the time of closing. Prior to or by the time of closing, the Bank and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such originals, as the Bank or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment No. 2 shall be reasonably satisfactory to the Bank and its counsel.


                                     PART IV
                                  MISCELLANEOUS

         SUBPART 4.1 Cross-References. References in this Amendment No. 2 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 2.

         SUBPART 4.2 Instrument Pursuant to Existing Credit Agreement. This Amendment No. 2 is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.3 Credit Documents. The Borrower and the subsidiaries of the Borrower listed on the signature pages hereto hereby confirm and agree that the Credit Documents, including without limitation the Guaranty Agreements and the Notes, are, and shall continue to be, in full force and effect, and hereby ratify and confirm in all respects their obligations thereunder, except that, upon the effectiveness of, and on and after the date of, this Amendment No. 2, all references in each Credit Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         SUBPART 4.4 Counterparts, Effectiveness, Etc. This Amendment No. 2 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 4.5 Governing Law; Entire Agreement. THIS AMENDMENT NO. 2 SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 4.6 Successors and Assigns. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 4.7 Representations and Warranties. The Borrower represents and warrants to the Bank that no Default or Event of Default has occurred and remains uncured under the Amended Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective duly authorized officers as of the day and year first above written.


BORROWER:                                SYKES ENTERPRISES, INCORPORATED


                                         By
                                           -------------------------------------

                                         Title
                                              ----------------------------------


SUBSIDIARIES OF THE
BORROWER:                                MCQUEEN INTERNATIONAL LIMITED


                                         By
                                           -------------------------------------

                                         Title
                                              ----------------------------------


                                         SHPS, INC.


                                         By
                                           -------------------------------------

                                         Title
                                              ----------------------------------


                                         DATASVAR SUPPORT AB,
                                         STOCKHOLM SWEDEN


                                         By
                                           -------------------------------------

                                         Title
                                              ----------------------------------


                                         SYKES ENTERPRISES GmbH


                                         By
                                           -------------------------------------

                                         Title
                                              ----------------------------------

                                        SYKES ENTERPRISES INCORPORATED
                                        HOLDINGS BV

                                        By
                                          --------------------------------------

                                        Title
                                              ----------------------------------

                                        SYKES ENTERPRISES INCORPORATED BV


                                        By
                                           -------------------------------------

                                        Title
                                              ----------------------------------


                                        SYKES HOLDINGS OF BELGIUM B.V.B.A.


                                        By
                                           -------------------------------------

                                        Title
                                              ----------------------------------


BANK:                                   BANK OF AMERICA, N.A., formerly known
                                        as NationsBank, N.A.


                                        By
                                           -------------------------------------

                                        Title
                                              ----------------------------------

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

         THIS AMENDMENT AGREEMENT (this "Amendment No. 3"), dated as of May __, 2000, is by and among SYKES ENTERPRISES, INCORPORATED, a Florida corporation (the "Borrower"), the subsidiaries of the Borrower listed on the signature pages hereto and BANK OF AMERICA, N.A., a national banking association formerly known as NationsBank, N.A. (the "Bank").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Bank are parties to that certain Credit Agreement, dated as of February 27, 1998, as amended by a First Amendment to Credit Agreement dated as of October 1998 and Amendment No. 2 to Credit Agreement dated as of January 18, 2000 (the "Existing Credit Agreement");

         WHEREAS, the Foreign Subsidiary Borrowers have executed the Foreign Currency Notes pursuant to the Existing Credit Agreement;

         WHEREAS, McQueen has executed that certain Guaranty Agreement dated as of February 27, 1998 in favor of the Bank;

         WHEREAS, SHPS, Inc. ("SHPS") has executed that certain Guaranty Agreement dated as of February 28, 2000 in favor of the Bank; and

         WHEREAS, the Borrower and the Bank have agreed to amend the Existing Credit Agreement as set forth herein and the Foreign Subsidiary Borrowers and SHPS desire to acknowledge and agree to such amendment.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 3, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

         "Amendment No. 3 Effective Date" is defined in Subpart 3.1.

         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 3, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective as of the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement, the Notes and the other Credit Documents shall continue in full force and effect.

         SUBPART 2.1 Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

                  (a) The following new definition is added in the alphabetically appropriate place:

                  "Amendment No. 3" means Amendment No. 3 to Credit Agreement dated as of May __, 2000 among the Borrower, the subsidiaries of the Borrower party thereto and the Bank, amending this Credit Agreement as then in effect.

                  (b) The definition of "Amendment No. 3 to Syndicated Credit Agreement" is deleted.

                  (c) The following definitions are replaced in their entirety to read as follows:

                  "Pledgors" means the Persons executing Pledge Agreements pursuant to Section 4.02;

                  "Syndicated Credit Agreement" means that certain Amended and Restated Credit Agreement dated as of May 2, 2000 among the Borrower, certain subsidiaries of the Borrower, as Guarantors, the lenders parties thereto and the Bank, as Agent for such lenders, together with all amendments and modifications thereto and replacements therefor;

                  "Termination Date" means February 28, 2002.

         SUBPART 2.2 Amendment to Section 3.05. Section 3.05 of the Existing Credit Agreement is hereby amended by replacing the first sentence thereof with the following:

                  The representations and warranties contained in Sections 6.1, 6.2, 6.3, 6.6, 6.7, 6.9, 6.10, 6.12, 6.13, 6.14 and 6.15 of the
         Syndicated Credit Agreement, as in effect on the date of Amendment No. 3 and after giving effect to any amendment or modification to the Syndicated Credit Agreement which the Bank, acting in its capacity as the lender hereunder, has approved in a writing referring to this Credit Agreement (the "Incorporated Representations"), are hereby incorporated by reference and shall be binding on the Borrower as if set forth fully herein.

         SUBPART 2.3 Amendment to Section 4.01. Section 4.01 of the Existing Credit Agreement is hereby amended by replacing the first sentence thereof with the following:

                  The affirmative and negative covenants contained in Sections
         7.1 through 7.9 and Sections 8.1 through 8.9 of the Syndicated Credit Agreement, as in effect on the date of Amendment No. 3 and after giving effect to any amendment or modification to the Syndicated Credit Agreement which the Bank, acting in its capacity as the lender hereunder, has approved in a writing referring to this Credit Agreement (the "Incorporated Covenants"), are hereby incorporated by reference and shall be binding on the Borrower as if set forth fully herein.

         SUBPART 2.4 Amendment to Section 4.02. Section 4.02 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  4.02     Additional Guaranties and Stock Pledges.

                  If a Subsidiary of the Borrower becomes a Material Subsidiary, then the Borrower will promptly notify the Bank thereof and cause such Material Subsidiary to:

                  (a) execute a guaranty agreement in a form reasonably satisfactory to the Bank (or in lieu thereof with respect to any Foreign Subsidiary which is a Material Subsidiary, the Borrower shall deliver stock certificates and a related pledge agreement evidencing the pledge of 66% of the Voting Stock of such Foreign Subsidiary, together, with undated stock transfer powers executed in blank, such pledge agreement to secure on a pari passu basis the obligations of the Credit Parties under the Credit Documents and the Indebtedness under the Syndicated Credit Agreement) (each such Subsidiary that executes a guaranty agreement pursuant to this Section 4.02(a) is referred to herein as a "Subsidiary Guarantor" and each such Foreign Subsidiary that has had 66% of its Voting Stock pledged to (or for the benefit of) the Bank is referred to herein as a "Covered Foreign Subsidiary"); and

                  (b) deliver such supporting resolutions, incumbency certificates, corporate formation and organizational documentation and opinions of counsel as the Bank may reasonably request.

         In addition, if all Subsidiaries of the Borrower that are not Subsidiary Guarantors or Covered Foreign Subsidiaries (collectively, the "Non-Covered Subsidiaries") shall, as of any date of determination and determined on a consolidated basis, collectively account for (or have attributed to them) during the most recently ended four fiscal quarter period 20% or more of the Consolidated EBITDA or assets of the Consolidated Group (the "Threshold Requirement"), then the Borrower will promptly notify the Bank thereof and cause one or more of such Non-Covered Subsidiaries to satisfy clauses (a) and (b) above such that immediately after such Subsidiaries have become Guarantors hereunder (or, in the case of Foreign Subsidiaries, have had 66% of their Voting Stock pledged to (or for the benefit of) the Bank), the remaining Non-Covered Subsidiaries shall not exceed the Threshold Requirement.

         SUBPART 2.5 New Sections 6.12 and 6.13. New Sections 6.12 and 6.13 are hereby added to the Existing Credit Agreement as follows:

                  6.12 The Bank hereby waives any Default or Event of Default that may have existed under this Credit Agreement from the Closing Date to the date of Amendment No. 3 solely as a result of the Credit Parties' non-compliance with Section 8.1(e) of the Incorporated Covenants. This is a one-time waiver and shall not be construed to be a waiver (a) as to future compliance with Section 8.1(e) of the Incorporated Covenants or (b) any other Default or Event of Default that may exist hereunder or hereunder.

                  6.13 The Bank hereby releases McQueen from its obligations set forth in that certain Guaranty Agreement dated as of February 27, 1998 in favor of the Agent.


                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. Amendment No. 3 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 3 Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied, and thereafter, this Amendment No. 3 shall be known, and may be referred to, as "Amendment No. 3."

                  SUBPART 3.1.1. Execution of Counterparts. The Bank shall have received (including by telecopy) counterparts of this Amendment No. 3 which shall have been duly executed on behalf of the Borrower, the subsidiaries of the Borrower listed on the signature pages hereto and the Bank.

                  SUBPART 3.1.1. Subsidiary Guaranties. The Bank shall have received (including by telecopy) counterparts of Guaranty Agreements which shall have been duly executed on behalf of Sykes Realty, Inc. and Sykes E-Commerce Incorporated.

                  SUBPART 3.1.3. Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Bank and its counsel prior to or by the time of closing. Prior to or by the time of closing, the Bank and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such originals, as the Bank or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment No. 3 shall be reasonably satisfactory to the Bank and its counsel.


                                     PART IV
                                  MISCELLANEOUS

         SUBPART 4.1 Cross-References. References in this Amendment No. 3 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 3.

         SUBPART 4.2 Instrument Pursuant to Existing Credit Agreement. This Amendment No. 3 is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.3 Credit Documents. The Borrower and the subsidiaries of the Borrower listed on the signature pages hereto hereby confirm and agree that the Credit Documents, including without limitation the Guaranty Agreements and the Notes, are, and shall continue to be, in full force and effect, and hereby ratify and confirm in all respects their obligations thereunder, except that, upon the effectiveness of, and on and after the date of, this Amendment No. 3, all references in each Credit Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         SUBPART 4.4 Counterparts, Effectiveness, Etc. This Amendment No. 3 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 4.5 Governing Law; Entire Agreement. THIS AMENDMENT NO. 3 SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 4.6 Successors and Assigns. This Amendment No. 3 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 4.7 Representations and Warranties. The Borrower represents and warrants to the Bank that no Default or Event of Default has occurred and remains uncured under the Amended Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective duly authorized officers as of the day and year first above written.


BORROWER:                           SYKES ENTERPRISES, INCORPORATED


                                    By
                                      ------------------------------------------

                                    Title
                                         ---------------------------------------


SUBSIDIARIES OF THE
BORROWER:                           MCQUEEN INTERNATIONAL LIMITED


                                    By
                                      ------------------------------------------

                                    Title
                                         ---------------------------------------

                                    SHPS, INC.


                                    By
                                      ------------------------------------------

                                    Title
                                         ---------------------------------------

                                    DATASVAR SUPPORT AB,
                                    STOCKHOLM SWEDEN


                                    By
                                      ------------------------------------------

                                    Title
                                         ---------------------------------------

                                    SYKES ENTERPRISES GmbH


                                    By
                                      ------------------------------------------

                                    Title
                                         ---------------------------------------

                                    SYKES ENTERPRISES INCORPORATED
                                    HOLDINGS BV


                                    By
                                      ------------------------------------------

                                    Title
                                         ---------------------------------------

                                    SYKES ENTERPRISES INCORPORATED BV


                                    By
                                      ------------------------------------------

                                    Title
                                         ---------------------------------------

                                    SYKES HOLDINGS OF BELGIUM B.V.B.A.


                                    By
                                      ------------------------------------------

                                    Title
                                         ---------------------------------------

BANK     :                          BANK OF AMERICA, N.A., formerly known
                                    as NationsBank, N.A.


                                    By
                                      ------------------------------------------

                                    Title
                                         ---------------------------------------

                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (this "Amendment"), dated as of June 22, 2001, is by and among SYKES ENTERPRISES, INCORPORATED, a Florida corporation (the "Borrower"), the guarantors listed on the signature pages hereto, the other subsidiaries of the Borrower listed on the signature pages hereto and BANK OF AMERICA, N.A., a national banking association (the "Bank").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Bank are parties to that certain Credit Agreement, dated as of February 27, 1998, as amended by a First Amendment to Credit Agreement dated as of October 1998, Amendment No. 2 to Credit Agreement dated as of January 18, 2000 and Amendment No. 3 to Credit Agreement dated as of May 2, 2000 (the "Existing Credit Agreement");

         WHEREAS, the Foreign Subsidiary Borrowers have executed the Foreign Currency Notes pursuant to the Existing Credit Agreement;

         WHEREAS, by separate guaranty agreements both dated May 2, 2000, Sykes E-Commerce Incorporated and Sykes Realty, Inc. (collectively, the "Guarantors") agreed to guaranty the Borrower's obligations under the Credit Agreement; and

         WHEREAS, the Borrower and the Bank have agreed to amend the Existing Credit Agreement as set forth herein and the Guarantors and the Foreign Subsidiary Borrowers desire to acknowledge and agree to such amendment.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                        I
                                   DEFINITIONS

         SECTION 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

         "Amendment No. 4 Effective Date" is defined in Section 3.1.

         SECTION 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                       II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective as of the Amendment No. 4 Effective Date, the Existing Credit Agreement is hereby amended in accordance with these Sections 2.1 through 2.4. Except as so amended, the Existing Credit Agreement, the Notes and the other Credit Documents shall continue in full force and effect.

         SECTION 2.1.  Amendments to Section 1.01.

                  (a) Section 1.01 of the Existing Credit Agreement is hereby amended by inserting, in the alphabetically appropriate place, the following definition:

                           "Amendment No. 4" means Amendment No. 4 to Credit
                  Agreement, dated as of June 22, 2001, among the Borrower, Sykes Realty, Inc., Sykes E-Commerce Incorporated, the other subsidiaries of the Borrower listed on the signature pages thereto and the Bank, amending this Credit Agreement as then in effect.

                           "Applicable Percentage" means for any day, the rate
                  per annum set forth below opposite the applicable Consolidated Leverage Ratio then in effect, it being understood that the Applicable Percentage for (i) Base Rate Loans shall be the percentage set forth under the column "Base Rate Margin", (ii) the Letter of Credit Fee shall be the percentage set forth under the column "Eurocurrency Margin and Letter of Credit Fee" and (iii) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee".


                     Pricing         Consolidated          Base Rate                               Commitment
                      Level            Leverage              Margin       Letter of Credit Fee        Fee
                                         Ratio
                   ---------------------------------------------------------------------------------------------
                        I               > 1.75               0.50%                2.25%              0.40%
                        II        > 1.25 but <= 1.75         0.25%                2.00%              0.375%
                       III        > 0.75 but <= 1.25           0%                 1.75%              0.35%
                        IV        > 0.25 but <= 0.75           0%                 1.50%              0.325%
                        V               <= 0.25                0%                 1.25%              0.30%

                  The Applicable Percentage shall be determined and adjusted quarterly on the date five (5) Business Days after the date by which the annual and quarterly compliance certificates and related financial statements and information are required in accordance with the provisions of Sections 7.1(a) and (b) and
                  Section 7.2(b) of the Syndicated Credit Agreement, as appropriate (each date of a rate change as described in the sentence hereafter referred to as a "Rate Determination Date"); provided that (i) the current Applicable Percentages shall be based on Pricing Level V, shall be effective on the Amendment No. 4 Effective Date and shall be adjusted as shown above based on the Consolidated Leverage Ratio; and (ii) in the event an annual or quarterly compliance certificate and the related financial statements and information are not delivered timely by the date required by the provisions of Sections 7.1(a) and (b) and Section 7.2(b) of the Syndicated Credit Agreement, as appropriate, the Applicable Percentages shall be based on Pricing Level I until such time as an appropriate compliance certificate and the related financial statements and information are delivered, whereupon the applicable Pricing Level shall be adjusted based on the information contained in such compliance certificate and related financial statements and information. The Applicable Percentage shall be effective from a Rate Determination Date until the next such Rate Determination Date. The Bank shall determine the appropriate Applicable Percentages in the pricing matrix that is based on the Consolidated Leverage Ratio promptly upon receipt of the quarterly or annual compliance certificate and related financial information and shall promptly notify the Borrower of any change thereof. Such determinations by the Bank shall be conclusive absent manifest error. Adjustments in the Applicable Percentages shall be effective as to existing extensions of credit as well as new extensions of credit made thereafter.

         SECTION 2.2 Amendment to Sections 2.02 through 2.09. Sections 2.02 through 2.09 of the Existing Credit Agreement are hereby amended in their entirety to read as follows:

                  2.02 The Krona Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Amended, Restated and Substituted Promissory Note dated June 22, 2001 executed by the Swedish Subsidiary in favor of the Bank in the original principal amount of up to 14,000,000 Krona (the "Krona Note"), as such note may be amended, modified, supplemented, extended, renewed or replaced from time to time, the terms of which are incorporated herein by reference.

                  2.03 The Guilder Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Amended, Restated and Substituted Promissory Note dated June 22, 2001 executed by the Netherlands Subsidiaries in favor of the Bank in the original principal amount of up to 5,000,000 Guilder (the "Guilder Note"), as such note may be amended, modified, supplemented, extended, renewed or replaced from time to time, the terms of which are incorporated herein by reference.

                  2.04 The Belgian Francs Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Amended, Restated and Substituted Promissory Note dated June 22, 2001 executed by the Belgian Subsidiary in favor of the Bank in the original principal amount of up to 5,000,000 Belgian Francs (the "Belgian Francs Note"), as such note may be amended, modified, supplemented, extended, renewed or replaced from time to time, the terms of which are incorporated herein by reference.

                  2.05 The Deutsche Marks Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Amended, Restated and Substituted Promissory Note dated June 22, 2001 executed by the German Subsidiary in favor of the Bank in the original principal amount of up to 5,000,000 Deutsche Marks (the "Deutsche Marks Note"), as such note may be amended, modified, supplemented, extended, renewed or replaced from time to time, the terms of which are incorporated herein by reference.

                  2.06 The Pound Sterling Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Amended, Restated and Substituted Promissory Note dated June 22, 2001 executed by McQueen in favor of the Bank in the original principal amount of up to 5,000,000 Pounds Sterling (the "Pound Sterling Note"), as such note may be amended, modified, supplemented, extended, renewed or replaced from time to time, the terms of which are incorporated herein by reference.

                  2.07 The Punts Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Amended, Restated and Substituted Promissory Note dated June 22, 2001 executed by McQueen in favor of the Bank in the original principal amount of up to 800,000 Punts (the "Punts Note"), as such note may be amended, modified, supplemented, extended, renewed or replaced from time to time, the terms of which are incorporated herein by reference.

                  2.08 The French Franc Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Amended, Restated and Substituted Promissory Note dated June 22, 2001 executed by McQueen in favor of the Bank in the original principal amount of up to 20,000,000 French Francs (the "French Francs Note"), as such note may be amended, modified, supplemented, extended, renewed or replaced from time to time, the terms of which are incorporated herein by reference.

                  2.09 The Dollar Advances shall be made, shall be repaid and shall bear interest in accordance with the terms of that certain Amended, Restated and Substituted Promissory Note dated June 22, 2001 executed by the Borrower in favor of the Bank in the original principal amount of up to $15,000,000 (the "Dollar Note"), as such note may be amended, modified, supplemented, extended, renewed or replaced from time to time, the terms of which are incorporated herein by reference.

         SECTION 2.3 Amendment to Section 2.13(i). Section 2.13(i) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  (i) The Borrower shall pay the Bank a fee at a rate per annum equal to the Applicable Percentage on the undrawn amount of each Letter of Credit, such fee to be payable quarterly in arrears;

         SECTION 2.4 Addition of Section 2.14. A new Section 2.14 is hereby added to the Existing Credit Agreement to read as follows:

                  Section 2.14 Commitment Fee. In consideration of the Bank's commitments hereunder, the Borrower agrees to pay to the Bank a commitment fee (the "Commitment Fee") equal to the Applicable

         Percentage per annum on the average daily unused amount of the aggregate Revolving Loan Committed Amount for the applicable period. The Commitment Fee shall accrue from the Amendment No. 4 Effective Date and shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the Amendment No. 4 Effective Date.

         SECTION 2.5 Amendment to Section 3.05. Section 3.05 of the Existing Credit Agreement is hereby amended by replacing the first sentence thereof with the following:

                  The representations and warranties contained in Sections 6.1, 6.2, 6.3, 6.6, 6.7, 6.9, 6.10, 6.12, 6.13, 6.14 and 6.15 of the
         Syndicated Credit Agreement, as in effect on the date of Amendment No. 4 and after giving effect to any amendment or modification to the Syndicated Credit Agreement which the Bank, acting in its capacity as the lender hereunder, has approved in a writing referring to this Credit Agreement (the "Incorporated Representations"), are hereby incorporated by reference and shall be binding on the Borrower as if set forth fully herein.

         SECTION 2.6 Amendment to Section 4.01. Section 4.01 of the Existing Credit Agreement is hereby amended by replacing the first sentence thereof with the following:

                  The affirmative and negative covenants contained in Sections
         7.1 through 7.9 and Sections 8.1 through 8.9 of the Syndicated Credit Agreement, as in effect on the date of Amendment No. 4 and after giving effect to any amendment or modification to the Syndicated Credit Agreement which the Bank, acting in its capacity as the lender hereunder, has approved in a writing referring to this Credit Agreement (the "Incorporated Covenants"), are hereby incorporated by reference and shall be binding on the Borrower as if set forth fully herein.

                                       III
                           CONDITIONS TO EFFECTIVENESS

         SECTION 3.1. Amendment No. 4 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 4 Effective Date") when all of the conditions set forth in this Section 3.1 shall have been satisfied, and thereafter, this Amendment No. 4 shall be known, and may be referred to, as "Amendment No. 4."

                  SECTION 3.1.1. Execution of Counterparts. The Bank shall have received (including by telecopy) counterparts of this Amendment No. 4 which shall have been duly executed on behalf of the Borrower, the Guarantors, the other subsidiaries of the Borrower listed on the signature pages hereto and the Bank.

                  SECTION 3.1.2. Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Bank and its counsel prior to or by the time of closing. Prior to or by the time of closing, the Bank and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such originals, as the Bank or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment No. 4 shall be reasonably satisfactory to the Bank and its counsel.

                                       IV
                                  MISCELLANEOUS

         SECTION 4.1. Representations and Warranties. The Borrower hereby represents and warrants to the Bank that, after giving effect to this Amendment,
(a) no Default or Event of Default exists under the Amended Credit Agreement or any of the other Credit Documents and (b) the representations and warranties incorporated pursuant to Section 3.05 of the Amended Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SECTION 4.2. Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

         SECTION 4.3. Instrument Pursuant to Existing Credit Agreement. This Amendment is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SECTION 4.4. Credit Documents. The Borrower, the Guarantors and the other subsidiaries of the Borrower listed on the signature pages hereto hereby confirm and agree that the Credit Documents are, and shall continue to be, in full force and effect, and hereby ratify and confirm in all respects their obligations thereunder, except that, upon the effectiveness of, and on and after the date of this Amendment, all references in each Credit Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         SECTION 4.5. Counterparts, Effectiveness, Etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SECTION 4.6. Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SECTION 4.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


BORROWER:                                SYKES ENTERPRISES, INCORPORATED
--------


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


GUARANTORS:                         SYKES REALTY, INC.
----------

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                    SYKES E-COMMERCE INCORPORATED

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


SUBSIDIARIES OF THE BORROWER:
----------------------------
                                    DATASVAR SUPPORT AB,
                                    STOCKHOLM SWEDEN


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SYKES ENTERPRISES GmbH


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SYKES ENTERPRISES INCORPORATED
                                    HOLDINGS BV


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SYKES ENTERPRISES INCORPORATED BV


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SYKES HOLDINGS OF BELGIUM B.V.B.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

BANK:                               BANK OF AMERICA, N.A., formerly known
----                                as NationsBank, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------